UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2007

OCEANAUT, INC.

(Exact name of registrant as specified in its charter)

Republic of the Marshall Islands	6770	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17TH Km National Road Athens-Lamia & Finikos Street

145 64 Nea Kifisia

Athens, Greece

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: +30-210-620-9520

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On May 1, 2007, in response to new AMEX listing requirements that mandate that all AMEX-listed companies become eligible to participate in the “Direct Registration System” for their outstanding securities, the board of directors (the “Board”) of Oceanaut, Inc. (the “Corporation”) adopted resolutions providing for an amendment (“Amendment No. 1”) to Section 5.1 of the Corporation’s Bylaws (the “Bylaws”) to clarify that the Corporation’s outstanding securities may exist in certificated or uncertificated form. A copy of Amendment No. 1 to the Bylaws, reflecting the amendment adopted by the Board as of May 1, 2007, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

(b) Not applicable.

ITEM 9.01.	Financial Statements and Exhibits.

Exhibit No.	Exhibit
3.1	Amendment No. 1 to the Bylaws of Oceanaut, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2007	OCEANAUT, INC.

/s/ Christopher Georgakis
Christopher Georgakis
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amendment No. 1 to the Bylaws of Oceanaut, Inc.